FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2002

Commission file number 1-1097

OKLAHOMA GAS AND ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

                                          Oklahoma                                                                                                                        73-0382390
                          (State or other jurisdiction of                                                                                                       (I.R.S. Employer
                          incorporation or organization)                                                                                                    Identification No.)

321 North Harvey
P. O. Box 321
Oklahoma City, Oklahoma 73101-0321
(Address of principal executive offices)
(Zip Code)

405-553-3000
(Registrant's telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant

          On May 16, 2002, the Board of Directors of OGE Energy Corp., the parent company of Oklahoma Gas and Electric Company (the “Company”), upon recommendation of its Audit Committee, decided to engage the services of Ernst & Young LLP to serve as its independent public accountants for the fiscal year 2002. The Company’s management then notified Arthur Andersen LLP that the firm would no longer be engaged as its principal independent public accountants.

          During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through May 16, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

          None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001 or within the interim period through May 16, 2002.

          The audit reports of Arthur Andersen LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.01 is a copy of Arthur Andersen LLP’s letter dated May 21, 2002, stating its agreement with such statements.

          During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through May 16, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    Exhibit Number                      Description

        16.01               Letter of Arthur Andersen LLP regarding
                            change in certifying accountant.

        99.01               Press release dated May 16, 2002 related
                            to the replacement of the Company's
                            independent public accountants.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS & ELECTRIC COMPANY
(Registrant)

By        /s/         Al M. Strecker
      Al M. Strecker
  Executive Vice President and Chief Operating Officer

(On behalf of the registrant and in
his capacity as Chief Operating Officer)

May 21, 2002

Exhibit 16.01

May 21, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated May 21, 2002 of OG&E Electric Services to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

             /s/ Arthur Andersen LLP
        Arthur Andersen LLP

Exhibit 99.01

OGE Energy Names 2002 Independent Public Accountants

The OGE Energy Corp. Board of Directors today named Ernst & Young LLP as OGE Energy's independent public accountants for 2002.

The Board of Directors, guided by its Audit Committee, each year selects independent public accountants to audit the financial records of OGE Energy. For a number of years, Arthur Andersen LLP served as OGE Energy's independent public accountants.

“We have been pleased with Arthur Andersen’s high level of service to our company,” said Steven E. Moore, chairman, president and CEO of OGE Energy. “After careful consideration of all available auditing firms, we have determined that it is in the best interests of our company and its shareowners to engage Ernst & Young as OGE Energy’s independent public accounts for 2002.”

The OGE Energy Board of Directors approved the appointment in a meeting today following the company's annual meeting of shareowners in Oklahoma City.

OGE Energy is the parent company of Oklahoma Gas and Electric Company (OG&E), a regulated electric utility with 700,000 customers in Oklahoma and Arkansas, and of Enogex Inc., a natural gas pipeline and energy marketing company with principal operations in Oklahoma and Arkansas.